UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 29, 2023
DZS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5700 Tennyson Parkway, Suite 400
Plano, TX 75024
(Address of Principal Executive Offices, Including Zip Code)
(469) 327-1531
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Loan Agreement
On December 29, 2023, DZS Inc., as borrower (the “Company”), entered into a Loan Agreement (the “Loan Agreement”) with EdgeCo, LLC (“EdgeCo”), as lender. Pursuant to the Loan Agreement, the Company received a three-year term loan in an aggregate principal amount equal to $15,000,000 (the “Loan”). The principal amount of the Loan is payable on December 29, 2026 and bears interest at a fixed rate of 13.0% per annum. Interest is payable monthly in arrears. If the Loan is prepaid prior to the 18-month anniversary of funding, the Company will owe a prepayment fee equal to 18 months’ interest minus the amount of interest actually paid prior to such prepayment. The Loan is secured by certain assets of the Company.
The Loan Agreement contains various covenants that limit the ability of the Company (and in certain cases, certain of its subsidiaries) to, among other things, enter into any merger or consolidation, incur indebtedness, incur liens, make dividends or stock repurchases, and acquire any businesses (other than a similar business to that of the Company).
The Loan Agreement contains events of default that are customary for loans of this type. If an event of default occurs under the Loan Agreement, EdgeCo will be entitled to accelerate and call the unpaid principal balance of the Loan and all accrued interest and to take various actions against the collateral, including by exercising its right to acquire or sell the collateral to satisfy any obligations under the outstanding indebtedness.
The Loan Agreement also (i) includes preemptive rights that allow EdgeCo to exercise a right of first refusal in the event the Company decides to seek additional debt financing of up to $15 million for additional operating capital or to offer for sale additional unregistered shares of its common stock, par value $0.001 per share (the “Common Stock”), before December 31, 2026 and (ii) in connection with the Warrant Agreement (as defined below), provides EdgeCo with the right to designate a member of the Company’s Board of Directors, in each case subject to certain limitations and exceptions. In particular, EdgeCo’s designation right will terminate upon (x) the payment in full of the loan obligations and (y) its ownership of the Company’s Common Stock being less than 4.9% of the total outstanding Common Stock.
In connection with the Loan Agreement, the Company also entered into (i) a Warrant Agreement (the “Warrant Agreement”), dated as of December 29, 2023, by and between the Company and EdgeCo that issued a warrant to EdgeCo to subscribe for 6,100,000 shares of Common Stock at an exercise price of $1.84 per share, which represents the closing price of the Common Stock on NASDAQ on the trading day immediately preceding the date of the Warrant Agreement, and (ii) a Registration Rights Agreement (the “EdgeCo Registration Rights Agreement”), dated as of December 29, 2023, by and between the Company and EdgeCo that provides EdgeCo customary demand and piggyback registration rights for the 6,100,000 shares of Common Stock underlying the warrant, in the event the warrant is exercised. The warrant was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and was issued pursuant to the private placement exemption from registration thereunder provided by Section 4(a)(2) of the Securities Act.
The foregoing description of each of the Loan Agreement, the Warrant Agreement and the EdgeCo Registration Rights Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Loan Agreement, the Warrant Agreement and the EdgeCo Registration Rights Agreement, which agreements are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (this “Current Report”) and are each incorporated herein by reference.
Private Placement
On December 29, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with IV Global Fund No. 4, a Korean limited partnership (“IV Global Fund”). The general partner of IV Global Fund, Invites Ventures Co., Ltd., and its limited partners are affiliates of DASAN Networks, Inc., a significant stockholder of the Company (“DNI”). Pursuant to the Securities Purchase Agreement, the Company agreed to issue 5,434,783 shares (the “Private Placement Shares”) of Common Stock to IV Global Fund, at a purchase price of $1.84 per share, which represents the closing price of the Common Stock on NASDAQ on the trading day immediately preceding the date of the Securities Purchase Agreement, for an aggregate purchase price of approximately $10,000,000. The issuance and sale of the Private Placement Shares was consummated on January 3, 2024. The Private Placement Shares were not registered under the Securities Act and were issued pursuant to the private placement exemption from registration thereunder provided by Section 4(a)(2) of the Securities Act. Pursuant to the Securities Purchase Agreement, (i) IV Global Fund is not permitted to offer, sell or otherwise transfer the Private Placement Shares for a period of six months from the closing of the transaction under the Securities Purchase Agreement and (ii) IV Global Fund is entitled to designate a member of the Company’s Board of Directors, in each case subject to certain limitations and exceptions, including in the case of the designation right, that IV Global Fund owns 4.9% or more of the total outstanding Common Stock of the Company.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and IV Global Fund, and customary indemnification obligations of the Company and IV Global Fund. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.
In connection with the closing of the transaction contemplated by the Securities Purchase Agreement, the Company, IV Global Fund and DNI entered into an Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”), which amends and restates the existing Registration Rights Agreement, dated as of December 9, 2016, by and between the Company and DNI, to, among other things, (i) add IV Global Fund as a party, (ii) include the Private Placement Shares as Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) thereunder and (iii) provide that the demand registration rights shall not apply until the Company is eligible to register the Common Stock on Form S-3 under the Securities Act. The Amended and Restated Registration Rights Agreement includes customary demand and piggyback registration rights.
The foregoing description of each of the Securities Purchase Agreement and the Amended and Restated Registration Rights Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Securities Purchase Agreement and the Amended and Restated Registration Rights Agreement, which agreements are filed as Exhibits 10.4 and 10.5, respectively, to this Current Report and are each incorporated herein by reference.
Sale of Asia-Pacific Business
On January 5, 2024, the Company and DZS California Inc. (“DZS California”), a wholly owned subsidiary of the Company, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with DNI. Pursuant to the Stock Purchase Agreement, DZS California will, subject to customary closing conditions, sell to DNI all of the equity interests in DASAN Network Solutions, Inc., a Korean company (“DNS”), D-Mobile Limited, a Chinese company, DZS Vietnam Company Limited, a Vietnamese company, Dasan India Private Limited, an Indian company, and DZS Japan, Inc., a Japanese company (collectively, the “Target Companies”), for a purchase price of approximately $48,000,000, consisting of $5,000,000 in cash, subject to certain adjustments, the elimination of approximately $34,000,000 in debt owed to DNI and the retention at DNS of approximately $9,000,000 in debt owed to DNI (the “Asia Sale”). The closing of the Asia Sale is expected to occur in February 2024, subject to the satisfaction or waiver of a number of conditions set forth in the Stock Purchase Agreement, including, among others, certain regulatory approvals in one or more non-U.S. jurisdictions.
The Stock Purchase Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature. In addition, the Company and DZS California, on the one hand, and DNI, on the other hand, have agreed to indemnify each other and their respective affiliates, shareholders, members, officers, directors, employees and other representatives for certain losses, including, among other things, breaches of representations, warranties and covenants, subject to certain negotiated limitations, deductibles, thresholds and survival periods set forth in the Stock Purchase Agreement.
The foregoing description of the Stock Purchase Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Stock Purchase Agreement, which agreement is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference. This summary of the principal terms of the Stock Purchase Agreement and the copy of the Stock Purchase Agreement filed as Exhibit 2.1 have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, DZS California, the Target Companies, DNI or any of their respective subsidiaries or affiliates. In particular, the assertions embodied in the representations and warranties contained in the Stock Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Stock Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Stock Purchase Agreement. Moreover, the representations, warranties and covenants in the Stock Purchase Agreement were made as of specific dates, were made solely for the Stock Purchase Agreement and for the purposes of allocating risk between the parties to the Stock Purchase Agreement, rather than establishing matters as facts, are solely for the benefit of such parties, may be subject to qualifications or limitations agreed upon by such parties and may be subject to standards of materiality applicable to such parties that differ from those generally applicable to investors and reports and documents filed with the Securities and Exchange Commission (the “SEC”). Accordingly, investors are not third-party beneficiaries under the Stock Purchase Agreement and the representations, warranties and covenants in the Stock Purchase Agreement, and any descriptions thereof, should not be relied on as characterizations of the actual state of facts or circumstances of the Company, DZS California, the Target Companies, DNI or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Current Report contains forward-looking statements regarding future events and the Company’s future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. Such statements include, but are not limited to, statements about the consummation and timing of the Asia Sale. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings. In addition, additional or unforeseen affects from the COVID-19 pandemic and the global economic climate may give rise to or amplify many of these risks. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report regarding the Loan Agreement is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The information provided in Item 1.01 of this Current Report regarding the Warrant Agreement and the Securities Purchase Agreement is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release on January 5, 2024 disclosing the transactions described above. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, are deemed to be “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated as of January 5, 2024, by and between DZS Inc., DZS California Inc. and DASAN Networks, Inc.
10.1*	Loan Agreement, dated as of December 29, 2023, by and between EdgeCo, LLC and DZS Inc.
10.2	Warrant Agreement, dated as of December 29, 2023, by and between EdgeCo, LLC and DZS Inc.
10.3	Registration Rights Agreement, dated as of December 29, 2023, by and between EdgeCo, LLC and DZS Inc.
10.4*	Securities Purchase Agreement, dated as of December 29, 2023, by and between DZS Inc. and IV Global Fund No. 4.
10.5	Amended and Restated Registration Rights Agreement, dated as of January 3, 2024, by and between DZS Inc., DASAN Networks, Inc. and IV Global Fund No. 4.
99.1	Press Release issued on January 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024	DZS Inc.

	By:	/s/ Misty Kawecki
Misty Kawecki
Chief Financial Officer